UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2021

Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		001-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 27, 2021, Arcosa, Inc. (“Arcosa” or the “Company”) announced Gail Peck’s appointment as Chief Financial Officer and Treasurer of Arcosa, effective June 1, 2021. Ms. Peck, 53, has served as the Senior Vice President, Finance and Treasurer at Arcosa since November 2018. From 2010 until November 2018, Ms. Peck served as Vice President, Finance and Treasurer of Trinity Industries, Inc. From 2004 to 2009, she served as Vice President and Treasurer for Centex Corporation. Ms. Peck earned a Master of Business Administration from the Kenan Flagler Business School at the University of North Carolina, Chapel Hill and a Bachelor of Arts in Economics from Trinity College in Hartford, Connecticut.
There are no family relationships between Ms. Peck and any director or officer of the Company and there are no related party transactions between the Company and Ms. Peck that would require disclosure under Item 404(a) of Regulation S-K.
On May 25, 2021, Scott C. Beasley, Arcosa’s Chief Financial Officer, notified Arcosa of his resignation from employment with the Company effective June 11, 2021. Mr. Beasley’s resignation is not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01     Regulation FD Disclosure.
On May 27, 2021, Arcosa issued a press release announcing Ms. Peck’s appointment and Mr. Beasley’s resignation. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
The information in Item 7.01 of this report (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing. Additionally, the submission of this Item 7.01 in this report on Form 8-K is not an admission of the materiality of any information in this Item 7.01 of this report that is required to be disclosed solely by Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, issued May 27, 2021, announcing executive changes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.

May 27, 2021	By:	/s/ Bryan P. Stevenson
Name: Bryan P. Stevenson
Title: Chief Legal Officer